Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT: That the undersigned officers and directors of SunPower Corporation do hereby constitute and appoint Thomas H. Werner, Manavendra S. Sial, and Kenneth Mahaffey, and any one of them, the lawful attorney and agent or attorneys and agents with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, determine may be necessary or advisable or required to enable SunPower Corporation to comply with the Securities and Exchange Act of 1934, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with its annual report on Form 10-K for the fiscal year ended December 30, 2018 (the "Report"). Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to the Report or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated opposite the name.

Signature	Title	Date
Thomas H. Werner	Chief Executive Officer and Director (Principal Executive Officer)	February ___, 2019
Manavendra S. Sial	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	February ___, 2019
Helle Kristoffersen	Director	February ___, 2019
François Badoual	Director	February ___, 2019
Catherine A. Lesjak	Director	February ___, 2019
Thomas R. McDaniel	Director	February ___, 2019
Ladislas Paszkiewicz	Director	February ___, 2019
Julien Pouget	Director	February ___, 2019
Antoine Larenaudie	Director	February ___, 2019
Patrick Wood III	Director	February ___, 2019

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT: That the undersigned officers and directors of SunPower Corporation do hereby constitute and appoint Thomas H. Werner, Manavendra S. Sial, and Kenneth Mahaffey, and any one of them, the lawful attorney and agent or attorneys and agents with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, determine may be necessary or advisable or required to enable SunPower Corporation to comply with the Securities and Exchange Act of 1934, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with its annual report on Form 10-K for the fiscal year ended December 30, 2018 (the "Report"). Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to the Report or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated opposite the name.

Signature	Title	Date
Thomas H. Werner	Chief Executive Officer and Director (Principal Executive Officer)	February ___, 2019
Manavendra S. Sial	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	February 12, 2019
Helle Kristoffersen	Director	February ___, 2019
François Badoual	Director	February ___, 2019
Catherine A. Lesjak	Director	February ___, 2019
Thomas R. McDaniel	Director	February ___, 2019
Ladislas Paszkiewicz	Director	February ___, 2019
Julien Pouget	Director	February ___, 2019
Antoine Larenaudie	Director	February ___, 2019
Patrick Wood III	Director	February ___, 2019

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT: That the undersigned officers and directors of SunPower Corporation do hereby constitute and appoint Thomas H. Werner, Manavendra S. Sial, and Kenneth Mahaffey, and any one of them, the lawful attorney and agent or attorneys and agents with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, determine may be necessary or advisable or required to enable SunPower Corporation to comply with the Securities and Exchange Act of 1934, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with its annual report on Form 10-K for the fiscal year ended December 30, 2018 (the "Report"). Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to the Report or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated opposite the name.

Signature	Title	Date
Thomas H. Werner	Chief Executive Officer and Director (Principal Executive Officer)	February ___, 2019
Manavendra S. Sial	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	February ___, 2019
Helle Kristoffersen	Director	February ___, 2019
François Badoual	Director	February 12, 2019
Catherine A. Lesjak	Director	February ___, 2019
Thomas R. McDaniel	Director	February ___, 2019
Ladislas Paszkiewicz	Director	February ___, 2019
Julien Pouget	Director	February ___, 2019
Antoine Larenaudie	Director	February ___, 2019
Patrick Wood III	Director	February ___, 2019

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT: That the undersigned officers and directors of SunPower Corporation do hereby constitute and appoint Thomas H. Werner, Manavendra S. Sial, and Kenneth Mahaffey, and any one of them, the lawful attorney and agent or attorneys and agents with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, determine may be necessary or advisable or required to enable SunPower Corporation to comply with the Securities and Exchange Act of 1934, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with its annual report on Form 10-K for the fiscal year ended December 30, 2018 (the "Report"). Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to the Report or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated opposite the name.

Signature	Title	Date
Thomas H. Werner	Chief Executive Officer and Director (Principal Executive Officer)	February ___, 2019
Manavendra S. Sial	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	February ___, 2019
/s/ Helle Kristoffersen Helle Kristoffersen	Director	February 12th, 2019
François Badoual	Director	February ___, 2019
Catherine A. Lesjak	Director	February ___, 2019
Thomas R. McDaniel	Director	February ___, 2019
Ladislas Paszkiewicz	Director	February ___, 2019
Julien Pouget	Director	February ___, 2019
Antoine Larenaudie	Director	February ___, 2019
Patrick Wood III	Director	February ___, 2019

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT: That the undersigned officers and directors of SunPower Corporation do hereby constitute and appoint Thomas H. Werner, Manavendra S. Sial, and Kenneth Mahaffey, and any one of them, the lawful attorney and agent or attorneys and agents with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, determine may be necessary or advisable or required to enable SunPower Corporation to comply with the Securities and Exchange Act of 1934, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with its annual report on Form 10-K for the fiscal year ended December 30, 2018 (the "Report"). Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to the Report or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated opposite the name.

Signature	Title	Date
Thomas H. Werner	Chief Executive Officer and Director (Principal Executive Officer)	February ___, 2019
Manavendra S. Sial	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	February ___, 2019
Helle Kristoffersen	Director	February ___, 2019
François Badoual	Director	February ___, 2019
Catherine A. Lesjak	Director	February ___, 2019
Thomas R. McDaniel	Director	February ___, 2019
Ladislas Paszkiewicz	Director	February ___, 2019
Julien Pouget	Director	February ___, 2019
[signature] Antoine Larenaudie	Director	February 12, 2019
Patrick Wood III	Director	February ___, 2019

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT: That the undersigned officers and directors of SunPower Corporation do hereby constitute and appoint Thomas H. Werner, Manavendra S. Sial, and Kenneth Mahaffey, and any one of them, the lawful attorney and agent or attorneys and agents with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, determine may be necessary or advisable or required to enable SunPower Corporation to comply with the Securities and Exchange Act of 1934, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with its annual report on Form 10-K for the fiscal year ended December 30, 2018 (the "Report"). Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to the Report or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated opposite the name.

Signature	Title	Date
Thomas H. Werner	Chief Executive Officer and Director (Principal Executive Officer)	February ___, 2019
Manavendra S. Sial	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	February ___, 2019
Helle Kristoffersen	Director	February ___, 2019
François Badoual	Director	February ___, 2019
/s/ Catherine A. Lesjak	Director	February ___, 2019
Thomas R. McDaniel	Director	February ___, 2019
Ladislas Paszkiewicz	Director	February ___, 2019
Julien Pouget	Director	February ___, 2019
Antoine Larenaudie	Director	February ___, 2019
Patrick Wood III	Director	February ___, 2019

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT: That the undersigned officers and directors of SunPower Corporation do hereby constitute and appoint Thomas H. Werner, Manavendra S. Sial, and Kenneth Mahaffey, and any one of them, the lawful attorney and agent or attorneys and agents with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, determine may be necessary or advisable or required to enable SunPower Corporation to comply with the Securities and Exchange Act of 1934, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with its annual report on Form 10-K for the fiscal year ended December 30, 2018 (the "Report"). Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to the Report or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated opposite the name.

Signature	Title	Date
Thomas H. Werner	Chief Executive Officer and Director (Principal Executive Officer)	February ___, 2019
Manavendra S. Sial	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	February ___, 2019
Helle Kristoffersen	Director	February ___, 2019
François Badoual	Director	February ___, 2019
Catherine A. Lesjak	Director	February ___, 2019
Thomas R. McDaniel	Director	February 11, 2019
Ladislas Paszkiewicz	Director	February ___, 2019
Julien Pouget	Director	February ___, 2019
Antoine Larenaudie	Director	February ___, 2019
Patrick Wood III	Director	February ___, 2019

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT: That the undersigned officers and directors of SunPower Corporation do hereby constitute and appoint Thomas H. Werner, Manavendra S. Sial, and Kenneth Mahaffey, and any one of them, the lawful attorney and agent or attorneys and agents with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, determine may be necessary or advisable or required to enable SunPower Corporation to comply with the Securities and Exchange Act of 1934, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with its annual report on Form 10-K for the fiscal year ended December 30, 2018 (the "Report"). Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to the Report or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated opposite the name.

Signature	Title	Date
Thomas H. Werner	Chief Executive Officer and Director (Principal Executive Officer)	February ___, 2019
Manavendra S. Sial	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	February ___, 2019
Helle Kristoffersen	Director	February ___, 2019
François Badoual	Director	February ___, 2019
Catherine A. Lesjak	Director	February ___, 2019
Thomas R. McDaniel	Director	February ___, 2019
Ladislas Paszkiewicz	Director	February ___, 2019
Julien Pouget	Director	February ___, 2019
Antoine Larenaudie	Director	February ___, 2019
Patrick Wood III	Director	February ___, 2019

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT: That the undersigned officers and directors of SunPower Corporation do hereby constitute and appoint Thomas H. Werner, Manavendra S. Sial, and Kenneth Mahaffey, and any one of them, the lawful attorney and agent or attorneys and agents with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, determine may be necessary or advisable or required to enable SunPower Corporation to comply with the Securities and Exchange Act of 1934, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with its annual report on Form 10-K for the fiscal year ended December 30, 2018 (the "Report"). Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to the Report or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated opposite the name.

Signature	Title	Date
______________________ Thomas H. Werner	Chief Executive Officer and Director (Principal Executive Officer)	February ___, 2019
______________________ Manavendra S. Sial	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	February ___, 2019
______________________ Helle Kristoffersen	Director	February ___, 2019
______________________ François Badoual	Director	February ___, 2019
______________________ Catherine A. Lesjak	Director	February ___, 2019
______________________ Thomas R. McDaniel	Director	February ___, 2019
______________________ Ladislas Paszkiewicz	Director	February ___, 2019
/s/ J. Pouget Julien Pouget	Director	February 11, 2019
______________________ Antoine Larenaudie	Director	February ___, 2019
______________________ Patrick Wood III	Director	February ___, 2019

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT: That the undersigned officers and directors of SunPower Corporation do hereby constitute and appoint Thomas H. Werner, Manavendra S. Sial, and Kenneth Mahaffey, and any one of them, the lawful attorney and agent or attorneys and agents with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, determine may be necessary or advisable or required to enable SunPower Corporation to comply with the Securities and Exchange Act of 1934, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with its annual report on Form 10-K for the fiscal year ended December 30, 2018 (the "Report"). Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to the Report or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated opposite the name.

Signature	Title	Date
Thomas H. Werner	Chief Executive Officer and Director (Principal Executive Officer)	February ___, 2019
Manavendra S. Sial	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	February ___, 2019
Helle Kristoffersen	Director	February ___, 2019
François Badoual	Director	February ___, 2019
Catherine A. Lesjak	Director	February ___, 2019
Thomas R. McDaniel	Director	February ___, 2019
Ladislas Paszkiewicz	Director	February ___, 2019
Julien Pouget	Director	February ___, 2019
Antoine Larenaudie	Director	February ___, 2019
Patrick Wood III	Director	February ___, 2019